PROPERTY, PLANT AND EQUIPMENT, NET (DETAILS 1) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Machinery and equipment, at cost	$ 12,124	$ 12,050
Less: Accumulated depreciation	(11,369)	(11,068)
Net book value	1,769	2,027
Assets Held Under Capital Leases [Member]
Machinery and equipment, at cost	0	44
Less: Accumulated depreciation	0	(18)
Net book value	$ 0	$ 26